                            CERTIFICATION PURSUANT TO
                  SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

         I, Chene Gardner, certify that:

          1. I have  reviewed  this  Form 10-SB of Secure Netwerks, Inc.;

          2. Based on my knowledge,  this quarterly  report does not contain any untrue  statement of a material  fact or omit to state a material fact necessary to make the statements  made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

          3.  Based  on  my  knowledge,  the  financial  statements,  and  other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the period presented in this quarterly report;

          4. The registrant's  other  certifying  officers and I are responsible for establishing and maintaining disclosure controls and procedures
             (as defined in Exchange Act Rules 13a-14 and 15d-14)for the registrant and have:

               a) designed such disclosure controls and procedures to ensure that material information relating to the registrant,
                  including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the
                  period in which this quarterly report is being prepared;

               b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this quarterly report (the "Evaluation
                  Date"); and

               c) presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

          5. The registrant's  other  certifying  officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent function):

                a) all significant deficiencies in the design or operation of internal controls which could adversely affect the
                   registrant's ability to record, process, summarize and report financial data and have identified for the registrant's
                   auditors any material weaknesses in internal controls; and

                b) any fraud, whether or not material, that involves management or other employees who have a significant role in the
                   registrant's internal controls; and

          6. The registrant's other certifying  officers and I have indicated in this quarterly report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Dated as of March 30, 2007

                                                By     /s/ Chene Gardner
                                                -------------------------------
                                                Chene Gardner
                                                Chief Executive Officer and
                                                Chief Financial Officer